Leases - Cash Flow (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash paid for amounts included in the measurement of liabilities
Operating cash flows from operating and finance leases	$ 60	$ 67	$ 68
Finance cash flows from finance leases	10	13	10
ROU assets obtained in exchange for lease obligations (net of early terminations)
Operating leases	19	5	34
Finance leases	$ 4	$ 7	$ 6